EXHIBIT 10.42

CERTAIN INFORMATION FROM THIS DOCUMENT HAS BEEN REDACTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST BY INFOSPACE, INC. UNDER 17 C.F.R. §§ 200.80(B)(4), 200.83 AND 240.24B-2 AND SUBMITTED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT #1 TO

YAHOO! PUBLISHER NETWORK SERVICE ORDER # 1-9935871

THIS AMENDMENT #1 (this “Amendment #1”) is entered into as of January 31, 2008 (the “Amendment #1 Effective Date”) by and among Overture Services, Inc., Overture Search Services (Ireland) Limited, InfoSpace Sales LLC, InfoSpace Europe Limited and InfoSpace, Inc. (as guarantor under Section 22 of Attachment B to the Agreement), and amends that certain Yahoo! Publisher Network Service Order #1-9935871 by and among the foregoing parties effective as of November 26, 2007 (the “Original Agreement”). Capitalized terms not defined herein have the meanings set forth in the Original Agreement, except as amended by this Amendment #1.

1.	The Original Agreement is hereby amended such that the Agreement shall terminate as to [*] on [*].

2.	Except as amended by this Amendment #1, the Original Agreement will remain in full force and effect in accordance with its terms. In the event of a conflict between the terms of this Amendment #1 and the Original Agreement, the terms of this Amendment #1 will govern.

This Amendment #1 has been executed by the duly authorized representatives of the parties as of the Amendment #1 Effective Date.

OVERTURE SERVICES, INC.,		INFOSPACE SALES LLC

By:	/s/ Matt Whiteley	By:	/s/ Michael Glover
Name:	Matt Whiteley	Name:	Michael Glover
Title:	Director, BD	Title:	VP, Business Dev

OVERTURE SEARCH SERVICES (IRELAND) LIMITED		INFOSPACE EUROPE LIMITED

By:	/s/ Matt Whiteley	By:	/s/ Michael Glover
Name:	Matt Whiteley	Name:	Michael Glover
Title:	Director, BD	Title:	VP, Business Dev

INFOSPACE, INC. (as guarantor under Section 22 of Attachment B to the Agreement)

		By:	/s/ Michael Glover
		Name:	Michael Glover
		Title:	VP, Business Dev

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 17 C.F.R. §§ 200.80(b)(4), 200.83 and 240.24b-2 and submitted separately with the Securities and Exchange Commission.

CONFIDENTIAL